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                                                               Exhibit 10.32


                         REGISTRATION JOINDER AGREEMENT
                                      AND
                   AMENDMENT NO. 1 TO REGISTRATION AGREEMENT

         This Registration Joinder Agreement and Amendment No. 1 to Registration Agreement (this "Registration Joinder Agreement") is entered into on this day of 1995, by and among Steel Dynamics Holdings, Inc. (the "Company"), each of the Persons listed on Schedule A attached hereto (the "Bain Stockholders"), General Electric Capital Corporation ("GECC"), Heavy Metal, L.C. ("Heavy Metal"), the Persons listed on Schedule B attached hereto (the "Keylock Stockholders"), the Persons listed on Schedule C attached hereto (the "Whitney Stockholders"), the Persons listed on Schedule D attached hereto (the "Management Stockholders"), and the Persons listed on Schedule E attached hereto (the "Warrant Holders"). The entities and individuals which comprise the Bain Stockholders, GECC, the Whitney Stockholders, Heavy Metal, the Keylock Stockholders, the Management Stockholders, and the Warrant Holders are collectively referred to herein as the "Stockholders," and each as a "Stockholder."

       APT Holdings Corporation, a non-signatory, shall be a third party beneficiary of this Registration Joinder Agreement.

       For purposes of this Registration Joinder Agreement, all capitalized ten-ns shall have the same meaning as those terms have under the Registration Agreement.

       WHEREAS, the Company, the Bain Stockholders, GECC, Heavy Metal, the Keylock Stockholders, the Whitney Stockholders, the Management Stockholders and the Warrant Holders are parties to a Registration Agreement dated June 30, 1994 (the "Registration Agreement") pursuant to which the Company agreed to provide certain registration rights to the Stockholders and Warrant Holders as set forth therein;

       WHEREAS, Section I 1 (f) of the Registration Agreement provides that the Registration Agreement may be amended if approved in writing by the Company and the holders of a majority of the then outstanding "Bain Registrable Securities," the holders of a majority of the then outstanding "GECC Registrable Securities," the holders of a majority of the then outstanding "Heavy Metal Registrable Securities," the holders of a majority of the then outstanding "Keylock Registrable Securities," the holders of a majority of the then outstanding "Warrant Holder Registrable Securities," and the holders of a majority of the then outstanding "Whitney Registrable Securities;"

       WHEREAS, the Company, the Stockholders, and the Warrant Holders are parties to a Stockholders Agreement dated June 30, 1994 (the "Stockholders Agreement");

       WHEREAS, Section 5 ("Covenants'.'), subsection (h) ("Senior Manager") of the Stockholders Agreement contemplates that when a chief financial officer (a "CFO") of the Company is hired, the Company plans to issue to such individual certain shares of the Company's
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Class A Common, which, when issued, will render that individual a "holder of
Registrable Securities" for purposes of the Registration Agreement, so long as the CFO enters into the Registration Agreement and agrees to be bound by the terms thereof-,

       WHEREAS, pursuant to Section 5(h) of the Stockholders Agreement, all of the signatory parties pre-agreed "to execute and deliver" an amendment to the Registration Agreement "in order to effectuate" the provisions of Section 5(h);

       WHEREAS, on July 26, 1994, the Company hired Tracy L. Shellabarger (" Shellabarger") as its vice president and CFO, duly entered into an Employment Agreement with him on the same date, and, pursuant to the intent of Section 5(h) of the Stockholders Agreement and the authorization of its board of directors, issued to Tracy L. Shellabarger Ten Thousand (I 0,000) shares of its Class A Common (the "Shellabarger Shares"); and

       WHEREAS, in connection with the Registration Agreement, and as the result of a scrivener's error in connection with the drafting and execution thereof, the term "Management Registrable Securities" was inadvertently omitted from the definitions of "Investor Registrable Securities" and "Registrable Securities" in Section 10 ("Definitions"), and the "holders of a majority of the Management Registrable Shares" were omitted from the listing of persons whose consent must be obtained for any amendments or waivers pursuant to
Section I 1 (e) of the Registration Agreement;

       NOW, THEREFORE, in consideration of the issuance by the Company to Shellabarger of the Shellabarger Shares, and of the mutual covenants between the parties to the Registration Agreement, the parties agree as follows:

         1. SHELLABARGER AGREEMENT. Shellabarger agrees to and does hereby enter into the Registration Agreement with the Company, with the other Stockholders, and with the members of the Subdebt Group, and agrees to be bound by all of the ten-ns thereof, including, without limitation, the provisions thereof regarding Demand Registrations, Piggyback Registrations, Holdback Agreements, agreements regarding registration procedures and expenses, indemnification, amendment, and the like.

       2. THE OTHER PARTIES' AGREEMENT. The Company, the Stockholders, and the members of the Subdebt Group agree to and do hereby enter into the Registration Agreement with Shellabarger, agree to be bound by all of the terms thereof; including, without limitation, the provisions described in Section I of this Registration Joinder Agreement; agree that, from and after the Effective Date hereof, Shellabarger shall be deemed to have been a holder of "Investor Registrable Securities" within the meaning of Section I (f) of the Registration Agreement, and shall be deemed to have been a holder of "Management Registrable Securities" as defined in Section 1 0 for all purposes under the Registration Agreement; and agree, further, that, for purposes of
Section I (f), this Registration Joinder Agreement shall be deemed to operate as the "prior written consent" of each holder of Investor Registrable Securities to the grant of




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registration rights by the Company to Shellabarger.  Specifically, "Tracy L.
Shellabarger" shall be added to Schedule D as part of the "Management Stockholders" and a signature line shall be added immediately below Mark D. Millet on the signature page.

       3. ACKNOWLEDGMENT AND AGREEMENT REGARDING SCRIVENER'S ERROR. The Company and the Stockholders acknowledge and agree that, in order to correct a scrivener's omission in various definitions in the Registration Agreement:

         (a) The defined term "Management Registrable Securities" in Section IO of the Registration Agreement shall be inserted immediately following "Heavy Metal Registrable Securities" in the definition of "Investor Registrable Securities;"

         (b) The defined term "Management Registrable Securities" in Section 10 of the Registration Agreement shall be inserted immediately following "Heavy Metal Registrable Securities" in the definition of "Registrable Securities" in
Section 1 0 of the Registration Agreement; and

         (c) The phrase "holders of a majority of the Management Registrable Securities" shall be inserted immediately following the words "Keylock Registrable Securities" in Section II (e) of the Registration Agreement regarding amendments and waivers.

       4. ADDRESS FOR NOTICE. For purposes of any notice under Section II (k) of this Registration Joinder Agreement, Shellabarger's address is:

                          Tracy L. Shellabarger
                          11125 Spring Pond Cove
                          Fort Wayne, IN 46845

       5. EFFECTIVE DATE. The Effective Date of this Registration Joinder Agreement shall be September 9, 1994.

       IN WITNESS WHEREOF, the parties have executed this Registration Joinder Agreement on the day and year first above written.

                                    STEEL DYNAMICS HOLDINGS, INC.

                                    /s/ Keith E. Busse

                                    By
                                       ---------------------------------
                                    Name
                                         -------------------------------
                                    Its
                                         -------------------------------






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                                    BAIN CAPITAL FUND IV, L.P.


                                    By:  Bain Capital Partners IV, L.P.
                                    Its: General Partner

                                         /s/ Paul B. Edgerley

                                     By
                                       ---------------------------------
                                     Name
                                         -------------------------------
                                     Its
                                         -------------------------------

                                     BAIN CAPITAL FUND IV-B, L.P.

                                     By:  Bain Capital Partners IV, L.P.
                                     Its:    General Partner

                                         /s/ Paul B. Edgerley

                                     By
                                       ---------------------------------
                                     Name
                                         -------------------------------
                                     Its
                                         -------------------------------

                                     BCIP ASSOCIATES

                                         /s/ Paul B. Edgerley

                                     By
                                       ---------------------------------
                                     Name
                                         -------------------------------
                                     Its
                                         -------------------------------


                                     BCIP TRUST ASSOCIATES, L.P.

                                         /s/ Paul B. Edgerley

                                     By
                                       ---------------------------------
                                     Name
                                         -------------------------------
                                     A General Partner






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                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION

                                         /S/ William D. Strittmatter

                                     By
                                       ---------------------------------
                                     Name
                                         -------------------------------
                                     Its
                                         -------------------------------

                                      J. H. WHITNEY & CO.

                                         /s/ William Laverack, Jr.

                                     By
                                       ---------------------------------
                                     Name
                                         -------------------------------
                                     Its
                                         -------------------------------

                                     WHITNEY 1990 EQUITY FUND, L.P.

                                         /s/ William Laverack, Jr.

                                     By
                                       ---------------------------------
                                     Name
                                         -------------------------------
                                     Its
                                         -------------------------------


                                     KEYLOCK INVESTMENTS LIMITED

                                         /s/ John M. Carey, POA

                                     By
                                       ---------------------------------
                                     Name
                                         -------------------------------
                                     Its
                                         -------------------------------






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                           MAZELINA ANSTALT c/o LIC.  IUR.
                               GERTRUDE BECK, LIECHTENSTEIN

                               /s/ John M. Carey, POA

                           By
                             ---------------------------------
                           Name
                               -------------------------------
                           Its
                               -------------------------------

                           HEAVY METAL, L.C.

                               /s/ Robin K. Kanner

                           By
                             ---------------------------------
                           Name
                               -------------------------------
                           Its
                               -------------------------------


                           LOW COST LIMITED PARTNERSHIP

                           By: SMS Investors, Inc., its General Partner

                               /s/ David L. Stickler

                           By
                             ---------------------------------
                           Name
                               -------------------------------
                           Its
                               -------------------------------


                            KLANS ASSOCIATES

                                /s/

                            By
                              ---------------------------------
                            Name
                                -------------------------------
                            Its
                                -------------------------------






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                                   STEEL INK COMPANY

                                        /s/ Peter B. Brickfield

                                    By
                                      ---------------------------------
                                    Name
                                        -------------------------------
                                    Its
                                         -------------------------------


                                         /s/ Keith E. Busse
                                    --------------------------------------
                                    Keith E. Busse


                                         /s/ Richard P. Teets, Jr.
                                    --------------------------------------
                                    Richard P. Teets, Jr.

                                         /s/ Mark D. Millett
                                    --------------------------------------
                                    Mark D. Millett


                                    WHITNEY SUBORDINATED DEBT FUND, L.P.

                                         /s/ William Laverack, Jr.

                                    By
                                       ---------------------------------
                                    Name
                                         -------------------------------
                                    A General Partner


                                    SUMITOMO CORPORATION OF AMERICA

                                         /s/

                                    By
                                      ---------------------------------
                                    Name
                                        -------------------------------
                                    Its
                                        -------------------------------






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                                    THE LINCOLN NATIONAL LIFE
                                    INSURANCE COMPANY

                                    By:  Lincoln National Investment Management
                                         Company, its attorney-in-fact

                                         /s/ Richard L. Corwin
                                    By
                                      ---------------------------------
                                    Name
                                        -------------------------------
                                    Its
                                        -------------------------------

                                    LINCOLN NATIONAL INCOME FUND, INC.

                                    By: Lincoln National Investment Management
                                        Company, its attorney-in-fact

                                         /s/ Richard L. Corwin

                                    By
                                      ---------------------------------
                                    Name
                                        -------------------------------
                                    Its
                                        -------------------------------


                                    SDI LIMITED PARTNERSHIP

                                    By:      SDI Investors, Inc.

                                             /s/ David L. Stickler

                                    By
                                      ---------------------------------
                                    Name
                                        -------------------------------
                                    Its
                                        -------------------------------

                                    LDI, LTD., an Indiana limited partnership

                                    By:      LDI Management, Inc., an Indiana
                                             corporation, General Partner

                                             /s/ Andre B. Lacy

                                    By
                                      ---------------------------------
                                    Name
                                        -------------------------------
                                    Its
                                        -------------------------------






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                                   SCHEDULE A



                                   BAIN GROUP

                           Bain Capital Fund IV, L.P.

                         Bain Capital Fund IV - B, L.P.

                             BCIP Associates, L.P.

                          BCIP Trust Associates, L.P.

                                KLANS Associates

                          Low Cost Limited Partnership






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                                   SCHEDULE B

                              KEYLOCK STOCKHOLDERS

                          Keylock Investments Limited

                                Mazelina Anstalt





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                                   SCHEDULE C

                                 WHITNEY GROUP

                               J.H. Whitney & Co.

                         Whitney 1990 Equity Fund, L.P.





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                                   SCHEDULE D

                                MANAGEMENT GROUP

                                 Keith E. Busse

                                Mark D. Millett

                             Richard P. Teets, Jr.

                               Steel Ink Company





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                                   SCHEDULE E

                                WARRANT HOLDERS

                      Whitney Subordinated Debt Fund, L.P.

                        Sumitomo Corporation of America

                      General Electric Capital Corporation

                  The Lincoln National Life Insurance Company

                       Lincoln National Income Fund, Inc.

                            SDI Limited Partnership

                                   LDI, Ltd.






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